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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF NOVEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
             ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1996-5)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                    333-14225              13-3439681
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

         Seven World Trade Center
         New York, New York                                    10048
         ------------------                                    -----
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659
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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On December 19, 1996, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1996-5 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 1996 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company as trustee (the "Trustee"). The Certificates consist of four classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates" the "Class CE Certificates", the "Class R-I Certificates" and the "Class R-II Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, oneto four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $56,119,019 as of November 1, 1996 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated December 17, 1996, among the Depositor, Salomon Brothers Realty Corp. ("SBRC") and Option One, concerning the Mortgage Loans originated by Option One, (ii) the Mortgage Loan Purchase Agreement, dated December 17, 1996, between the Depositor and SBRC, concerning the Mortgage Loans originated by Berkeley Federal Bank & Trust FSB, and (iii) the Mortgage Loan Purchase Agreement, dated December 17, 1996, between the Depositor and SBRC, concerning the Mortgage Loans originated by National Mortgage Corporation (the agreements in (i), (ii) and (iii) above, collectively, the "Mortgage Loan Purchase Agreements"). The Certificates were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor, pursuant to an underwriting agreement, dated December 17, 1996, between the Depositor and Salomon.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:



                          Initial Certificate
        Class              Principal Balance                Pass-through Rate
        -----              -----------------                -----------------

          A                $54,464,500.00                       Variable

         CE                $ 1,634,318.96                       Variable

         R-I               $       100.00                       Variable

        R-II               $       100.00                       Variable






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                                       -3-


                  The Certificates, other than the Class CE Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated October 18, 1996, and the Prospectus Supplement, dated December 17, 1996, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

              (a)      Not applicable

              (b)      Not applicable

              (c)      Exhibits



         Exhibit No.                          Description
         -----------                          -----------

             4.1 Pooling and Servicing Agreement, dated as of November 1, 1996, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Option One Mortgage Corporation as Master Servicer and Bankers Trust Company as Trustee, relating to the Series 1996-5 Certificates.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 19, 1996

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.



                                   By:      /s/ Vincent J. Varca
                                      -----------------------------
                                   Name:    Vincent J. Varca
                                   Title:   Assistant Vice President






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                                Index To Exhibits
                                -----------------



                                                                   Sequentially
       Exhibit No.                Description                      Numbered Page
       -----------                -----------                      -------------

           4.1           Pooling and Servicing Agreement,                7
                         dated as of November 1, 1996, by and
                         among Salomon Brothers Mortgage
                         Securities VII, Inc. as Depositor,
                         Option One Mortgage Corporation as
                         Master Servicer and Bankers Trust
                         Company as Trustee, relating to the
                         Series 1996-5 Certificates.